Options Outstanding and Aggregate Intrinsic Value (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Options, Outstanding at beginning of year	13,337	[1]	14,192		16,601
Options, Granted	2,955		2,125		2,139
Options, Exercised	(1,944)		(2,324)		(4,062)
Options, Forfeited	(900)		(54)		(16)
Options, Outstanding at December 31	13,448		13,337	[1]	14,192
Options, Exercisable at December 31	8,530		8,429		8,695
Aggregate intrinsic value, Outstanding at beginning of year	$ 321,753
Aggregate intrinsic value, Outstanding as of December 31	196,927		321,753
Aggregate intrinsic value, Exercisable as of December 31	$ 173,229

[1]	As of December 31, 2012 , approximately 13.2 million options are vested and expected to vest. Options expected to vest reflect an estimated forfeiture rate for purposes of determining related compensation expense.